UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007

PRIMUS GUARANTY, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32307	Not Required
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Primus Guaranty, Ltd. (the ‘‘Company’’) is filing this Form 8-K to describe changes in executive officer compensation approved by the Compensation Committee of the Board of Directors of the Company (the ‘‘Committee’’) on January 31, 2007.

BASE SALARIES FOR 2007

The Committee approved base salaries as of February 1, 2007 in the following amounts:

Name	2007 Salary
Thomas W. Jasper	$500,000
Richard Claiden	$350,000
Charles McLendon	$375,000
Charles Truett	$350,000

ANNUAL BONUSES FOR 2006

The Committee approved cash bonuses and restricted share unit (‘‘RSU’’) grants pursuant to the Company’s 2004 Share Incentive Plan (the ‘‘Incentive Plan’’) in the following amounts (each RSU award will vest in three equal annual installments beginning one year from February 1, 2007, the date of grant):

Name	Cash Bonus	RSUs
Thomas W. Jasper	$1,200,000	43,769
Richard Claiden	$500,000	18,237
Charles McLendon	$500,000	18,237
Charles Truett	$700,000	—

In calculating the size of the bonus pool, the Committee and the plan administrator, Thomas W. Jasper, consider several factors including the Company’s earnings, return on equity and qualitative factors. The allocation of the bonus pool among eligible participants is then determined by the plan administrator, with approval of the Committee. The Committee independently determines the bonus of the CEO.

OPTION AWARDS

Pursuant to the Company’s Incentive Plan, the Committee approved option awards in the following amounts:

Name	Options
Thomas W. Jasper	200,000
Richard Claiden	100,000
Charles McLendon	200,000
Charles Truett	—

25% of the options vest on each anniversary of the February 1, 2007 grant date. The options expire on February 1, 2014, and the strike price for the options is $11.75 per share.

DIRECTORS’ COMPENSATION

Starting in 2007, the Company will compensate each of its non-employee directors in the following manner:

•	an annual award of common shares having a value of $49,500;

•	an annual cash retainer of $16,500;

•	a fee of $1,000 for attending each meeting of the Board of Directors or of a Board committee;

•	an additional annual retainer of $12,000 for the Chairman of the Audit Committee; and

•	an additional annual retainer of $6,000 for the Chairman of each other committee.

The common shares referred to above will be fully vested when awarded, although such common shares will not be issued to the director until the director leaves the Board. The Company promptly reimburses all directors for reasonable expenses incurred to attend meetings of the Board of Directors or of Board committees.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By:
Richard Claiden Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: February 5, 2007